GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Content and Connectivity Fund

The GAMCO Global Growth Fund

(each a “Fund,” and collectively, the “Funds”)

Supplement dated December 27, 2019 to each Fund’s Statutory Prospectus dated April 30, 2019 and Statement of Additional Information dated April 30, 2019

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 30, 2019, of the Funds. Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or SAI, as applicable.

Changes Impacting The GAMCO Global Growth Fund Only

Change in Fund Name

Effective December 27, 2019, “The GAMCO Global Growth Fund” will change its name and become “The Gabelli Global Growth Fund” and all references to “The GAMCO Global Growth Fund” or the “Global Growth Fund” will be changed to “The Gabelli Global Growth Fund” or the “Global Growth Fund”, as the case may be. The investment objectives of The Gabelli Global Growth Fund remain the same, as do all current contractual arrangements.

Changes Impacting The Gabelli Global Content and Connectivity Fund Only

Changes in Portfolio Managers

Effective January 1, 2020, Messrs. Mario J. Gabelli and Brett Harriss will no longer serve as portfolio managers of The Gabelli Global Content and Connectivity Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE